EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Kirby Corporation

         We consent to the use of our report incorporated by reference herein.


/s/ KPMG LLP


Houston, Texas
April 28, 2004